EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SoftBrands, Inc. (the “Company”) on Form 10-Q for the period ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the Chief Executive Officer and the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RANDAL B. TOFTELAND
Randal B. Tofteland, President, Chief Executive Officer and Director

Date:	February 14, 2006

/s/ DAVID G. LATZKE
David G. Latzke, Chief Financial Officer, Senior Vice President and Secretary

Date:	February 14, 2006